Fortune Brands Announces Key Organization and Leadership Changes to Drive Accelerated Growth and Alignment

Highlights:

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Fortune Brands is consolidating its U.S. offices into one state-of-the-art headquarters in Deerfield, Illinois
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Company simplifies its executive leadership structure to drive accelerated growth and effectiveness
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David Barry, CFO, named President, Security and Connected Products; will continue in CFO role until successor is in place

DEERFIELD, Ill. – January 22, 2025 – Fortune Brands Innovations, Inc. (NYSE: FBIN or “Fortune Brands”), an industry-leading innovation company whose purpose is to elevate every life by transforming spaces into havens, today announced several key actions designed to accelerate its growth opportunities.

One Headquarters

The Company is consolidating its U.S. regional offices into one campus headquarters in Deerfield, Illinois, to best position the Company and its brands for long-term growth. The decision is expected to deliver a world-class, collaborative office environment to fuel the Company’s innovation, accelerate its digital solutions, and grow its core products.

“We have a huge opportunity ahead of us,” said Fortune Brands Chief Executive Officer Nicholas Fink. “Bringing together associates from across all our brands and functions into one state-of-the-art campus will help us to bring innovations and products to life faster, while also making the organization more efficient and aligned. We were fortunate to find a recently built campus in an ideal location that already has innovative and fun spaces where associates can dream and build, while fostering stronger relationships, collaboration and a sense of community.”

“We are confident that this new campus headquarters in Deerfield will enable us to best shape an environment where people can innovate together while delivering on our purpose, accelerating both the business and our associates’ careers, and building our reputation as an employer of choice in the Chicago area,” said Fortune Brands Chief Human Resources Officer Kristin Papesh.

Fortune Brands’ headquarters will ultimately occupy two buildings on its campus in Deerfield, Illinois, a northern suburb of Chicago. The Company was incented to expand its headquarters in

Illinois with annual tax credits to be provided through the State of Illinois Economic Development for a Growing Economy (EDGE) program.

By the end of 2027, the Company will have capacity for over 1,000 professional associates based in its new Deerfield headquarters. This includes associates who relocate from one of FBIN’s current offices as well as roles newly hired in the Chicago area.

The Company’s digital-focused office in San Francisco, California, along with its U.S. manufacturing facilities, U.S. distribution centers, sales offices and international sites, will continue operations as usual.

Simplified Executive Leadership Structure

The Company is simplifying its executive leadership structure by eliminating the role of Group President and replacing it with direct reporting lines and closer working relationships between the CEO and Fortune Brands’ commercial leaders.

“By working as peers across the leadership team and reporting directly to me in one physical location, the leaders of our major businesses and commercial functions will be best positioned to focus on the highest growth opportunities as we look to expand our leadership in brands, innovation and channel,” said Fink. “This is the next phase of our evolution into a centralized organization, and a direct result of the progress the team has already made in a high-performing business unit-led matrix structure. We will be faster and more efficient.”

Cheri Phyfer, current Group President, will continue in an advisory role through July 1, 2025, at which point she will be leaving the Company to focus on other opportunities. “I am incredibly grateful for all that Cheri has done over the past seven years, both in her role as President of Water Innovations and Group President of Fortune Brands Innovations. Thanks to her leadership during a critical phase of the Company’s evolution, and the foundation which she helped build, we are well positioned to be able to take these next transformative steps,” said Fink.

With these changes, the following Fortune Brands leaders have been elevated to the Fortune Brands executive team: Leigh Avsec, EVP, External Affairs and Chief of Staff; Aaron Bores, EVP, Product Development; Kevin Campbell, President, Moen; Mark-Hans Richer, EVP and Chief Marketing Officer; Rachel Roberts, President, House of Rohl; and David Youn, President, Outdoors.

Barry Deployed to Lead Security and Digital

Dave Barry, CFO, has been named to President, Security and Connected Products. In addition to leading the Company’s iconic legacy security business, Barry will have direct responsibility for growing Fortune Brands’ digital business, including Yale and August smart residential locks, Master Lock connected lockout tagout and the Moen smart water ecosystem, including the Moen Flo leak protection solution.

“Through his tenure as CFO, Dave has proven himself to be a remarkable leader, with keen business insight, high standards, and exceptional focus on pursuing growth opportunities. The announcement today represents our commitment toward putting our best resources toward our biggest opportunities. I am excited to have Dave lead our iconic security and digital businesses, and I am confident he will help unleash our next chapter of rapid growth,” said Fink.

A search for Barry’s replacement has been initiated. He will continue to serve as CFO until a new CFO is appointed, and Barry will work closely with the new CFO to ensure a smooth transition.

“I am confident that the key actions we announced today will make Fortune Brands a more agile and efficient organization and will unlock opportunities for growth and shareholder value. More than ever before, we will truly be able to harness the power of our scale and execute with excellence across our brands,” Fink said. “Additionally, I am especially grateful to all our associates for their commitment and trust as we continue to evolve our organization.”

More information about these announcements will be shared at Fortune Brands’ upcoming fourth quarter and full-year 2024 earnings call on February 6, 2025.

About Fortune Brands Innovations

Fortune Brands Innovations, Inc. is an industry-leading innovation company dedicated to creating smarter, safer and more beautiful homes and improving lives. The Company’s driving purpose is to elevate every life by transforming spaces into havens.

The Company is a brand, innovation and channel leader focused on exciting, supercharged categories in the home products, security and commercial building markets. The Company’s portfolio of brands includes Moen, House of Rohl, Aqualisa, SpringWell, Therma-Tru, Larson, Fiberon, Master Lock, SentrySafe and Yale residential.

Fortune Brands is headquartered in Deerfield, Illinois and trades on the NYSE as FBIN. To learn more, visit www.FBIN.com.

Forward Looking Statement

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations for our business, operations, financial performance or financial condition in addition to statements regarding expected impacts from organizational and leadership changes, our expectations for the markets in which we operate, general business strategies, the market potential of our brands, trends in the housing market, the potential impact of costs, including material and labor costs, the potential impact of inflation, expected capital spending, expected pension contributions or de-risking initiatives, the expected impact of acquisitions, dispositions and other strategic transactions, the anticipated impact of recently issued accounting standards on our financial statements, and other matters that are not historical in nature. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “outlook,” “positioned,” "confident," "opportunity," "focus" and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on current expectations, estimates, assumptions and projections of our management about our industry, business and future financial results, available at the time this press release is issued. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements, including but not limited to: (i) our reliance on the North American and Chinese home improvement, repair and remodel and new home construction activity levels, (ii) the housing market, downward changes in the general economy, unfavorable interest rates or other business conditions, (iii) the competitive nature of consumer and trade brand businesses, (iv) our ability to execute on our strategic plans and the effectiveness of our strategies in the face of business competition, (v) our reliance on key customers and suppliers, including wholesale distributors and dealers and retailers, (vi) risks relating to rapidly evolving technological change, (vii) risks associated with our ability to improve organizational productivity and global supply chain efficiency and flexibility, (viii) risks associated with global commodity and energy availability and price volatility, as well as the possibility of sustained inflation, (ix) delays or outages in our information technology systems or computer networks or breaches of our information technology systems or other cybersecurity incidents, (x) risks associated with doing business globally, including changes in trade-related tariffs and risks with uncertain trade environments, (xi) risks associated with the disruption of operations, including as a result of severe weather events, (xii) our inability to obtain raw materials and finished goods in a timely and cost-effective manner, (xiii) risks associated with strategic acquisitions, divestitures and joint ventures, including difficulties integrating acquired companies and the inability to achieve the expected financial results and benefits of transactions, (xiv) impairments in the carrying value of goodwill or other acquired intangible assets, (xv) risks of increases in our defined benefit-related costs and funding requirements, (xvi) our ability to attract and retain qualified personnel and other labor constraints, (xvii) the effect of climate change and the impact of related changes in government regulations and consumer preferences, (xviii) risks associated with environmental, social and governance matters, (xix) potential liabilities and costs from claims and litigation, (xx) changes in government and industry regulatory standards, (xxi) future tax law changes or the interpretation of existing tax laws, (xxii) our ability to secure and protect our intellectual property rights, and (xxiii) the impact of COVID-19 on the business. These and other factors are discussed in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 30, 2023. We undertake no obligation to, and expressly disclaim any such obligation to, update or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or changes to future results over time or otherwise, except as required by law.

Source: Fortune Brands Innovations, Inc.

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